UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 4, 2010
Date of Report (Date of earliest event reported)

YATERRA VENTURES CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-53556	75-3249571
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

240 Martin Street, #3
Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 510-8998
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01                         REGULATION FD DISCLOSURE

Letter of Intent with Healthcare of Today, Inc.

On November 4, 2010, Yaterra Ventures Corp. (the “Company”) entered into a letter of intent with Healthcare of Today ("HOTI") and Organ Transport Systems, Inc. (“OTS”) with respect to entering into a proposed business combination of the Company and OTS, a wholly-owned subsidiary of HOTI. OTS is the owner of patented technology for the transportation of human organs and has developed a product for portable perfusion of the heart known as LifeCradle™.

Under the terms of the letter of intent, HOTI will own 60% of the common shares of the Company that will be outstanding following completion of the business combination. In addition, HOTI will receive a class of voting preferred shares which will permit it to maintain 51% voting control of the Company. The preferred shares will also have dividend and liquidation preferences.

The parties have agreed to use reasonable commercial efforts to prepare and execute formal documents for the business combination within 15 days of the date of the letter of intent (the “Due Diligence Period”).

OTS and HOTI have agreed that during the Due Diligence Period, they will not agree, negotiate or discuss with any other party a sale of shares of OTS or business combination of OTS other than the business combination contemplated by this letter of intent.

Completion of the transaction is subject to completion of due diligence and the parties entering into a formal agreement. There is no assurance that the transaction will be completed on the terms contemplated or at all.

The foregoing is a brief summary of the terms of the Letter of Intent and is qualified by reference to the Letter of Intent attached as Exhibit 99.1 to this Current Report on Form 8-K.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit Number	Description of Exhibit

99.1	Letter of Intent between the Company and Healthcare of Today, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YATERRA VENTURES CORP.

Date: November 8, 2010
	By:	/s/ David K. Ryan

DAVID K. RYAN
Vice President, Finance